UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

September 28, 2012

Date of Report (Date of earliest event reported)

 POLY SHIELD TECHNOLOGIES INC.

(Exact name of registrant as specified in its charter)

DELAWARE	000-33309	33-0953557
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

433 Plaza Real, Suite 275 Boca Raton, FL		33432
(Address of principal executive offices)		(Zip Code)

1 (800) 648-4287

Registrant's telephone number, including area code

NOT APPLICABLE
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

____	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

____	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

____	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

____	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 3 – SECURITIES AND TRADING MARKETS

ITEM 3.02	RECENT SALES OF UNREGISTERED SECURITIES.

On September 28, 2012, Poly Shield Technologies Inc. (the “Company”) issued 350,000 shares of its common stock at a price of $0.30 per share to one subscriber pursuant to Regulation S of the Securities Act of 1933, as amended (the “Act”). The subscriber represented that she was not a “U.S. Person” as that term is defined in Regulation S of the Act.

Included with this report is a copy of the Company's news release with respect to the share issuance.

SECTION 9 – FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS.

 (d)     Exhibits

Exhibit Number	Description of Exhibit
99.1	News Release dated October 4, 2012

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

POLY SHIELD TECHNOLOGIES INC.

Date: October 4, 2012	By:	/s/ Mitchell R. Miller

Name: Mitchell R. Miller
Title: Chief Executive Officer